Exhibit 32.1

Certification
of
PSB Holdings, Inc.
under Section 906 of Sarbanes-Oxley Act of 2002

The undersigned Chief Executive Officer and Chief Financial Officer of PSB Holdings, Inc. (the “Company”) certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that (1) the quarterly report on Form 10-Q of the Company for the quarterly period ended March 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m or 78o(d), and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date:  May 16, 2011

PETER W. KNITT
Peter W. Knitt
President and CEO

SCOTT M. CATTANACH
Scott M. Cattanach
Treasurer
(Chief Financial Officer)